RECONSTITUTED SERVICING AGREEMENT


     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of March, 2004, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("Thornburg" or the "Seller"), and WELLS FARGO HOME MORTGAGE, INC., as servicer (the "Servicer"), and acknowledged by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee"), recites and provides as follows:

                                    RECITALS

     WHEREAS, the Seller has conveyed certain mortgage loans identified on
Schedule I hereto (the "Mortgage Loans") to Structured Asset Mortgage Investments II, Inc., a Delaware special purpose corporation ("SAMI II"), which in turn has conveyed the Mortgage Loans to the Trustee, on behalf of Thornburg Mortgage Securities Trust 2004-1 (the "Trust"), under a trust pooling and servicing agreement dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator, SAMI II, as depositor (referred to herein as the "Depositor"), Deutsche Bank National Trust Company Delaware, as Delaware trustee, and the Seller;

     WHEREAS, the Mortgage Loans were purchased by the Seller and are currently being serviced by the Servicer pursuant to a Seller's Warranties and Servicing Agreement between the Seller and the Servicer, as seller, dated as of February 1, 2004 (the "Servicing Agreement"), a copy of which is attached as Exhibit B hereto;

     WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller to terminate the rights and obligations of the Servicer hereunder without cause but subject to the other conditions set forth herein;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

     WHEREAS, the Seller and the Servicer desire that the provisions of the Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     2. TRUST CUT-OFF DATE. The parties hereto acknowledge that by operation of
Section 4.05 and 5.01 of the Servicing Agreement, the remittance on April 19, 2004 to the Trust is to include principal due after March 1, 2004 (the "Trust Cut-off Date") plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date.

     3. SERVICING. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     4. MASTER SERVICING; TERMINATION OF SERVICER. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement or upon an Event of Default, as provided in
Article X of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Servicing Agreement; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

     5. REPRESENTATIONS. Neither the Servicer nor the Master Servicer shall be obligated or required to make any further representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates pursuant thereto. Notwithstanding anything to the contrary, the representations set forth in Section 3.02 of the Servicing Agreement shall remain in full force and effect as of the date of the Servicing Agreement. Further, the representations made in Section 3.01 of the Servicing Agreement shall be deemed to be made as of the date of this Agreement.

     6. NOTICES. All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045-1951
                  Attention:  Master Servicing Department, Thornburg 2004-1
                  Telephone: (410) 884-2000
                  Telecopier: (410) 715-2380

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Wells Fargo Bank, N.A.
                  San Francisco, CA
                  ABA# 121-000-248
                  Account No. 3970771416
                  Account Name: Corporation Trust Clearing
                  FFC:  18155100, Thornburg 2004-1

     All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, California  92705-4934
                  Attention:  Thornburg 2004-1
                  Telephone:  (714) 247-6000
                  Facsimile: (714) 246-6285

     All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

                  Thornburg Mortgage Home Loans, Inc.
                  150 Washington Avenue, Suite 302
                  Santa Fe, New Mexico  87501
                  Attention: Deborah J. Burns (Thornburg 2004-1)
                  Telephone: (505) 954-5315
                  Facsimile:  (505) 954-5300

     All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

                  Wells Fargo Home Mortgage, Inc.
                  1 Home Campus
                  Des Moines, IA  50328-0001
                  Attention: John B. Brown, MAC X2401-042

     With a copy to:

                  Wells Fargo Home Mortgage, Inc.
                  1 Home Campus
                  Des Moines, IA  50328-0001
                  Attention: Legal Department, X2401-06T

     7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     9. RECONSTITUTION. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the Servicing Agreement.

     10. REMIC STATUS. The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

              Executed as of the day and year first above written.


                                     THORNBURG MORTGAGE HOME LOANS, INC.,
                                     as Seller


                                     By: /S/ DEBORAH J. BURNS
                                         -------------------------------------
                                              Deborah J. Burns
                                              Vice President


                                     WELLS FARGO HOME MORTGAGE, INC.,
                                     as Servicer


                                     By: /S/ TRISHA LOWE
                                         -------------------------------------
                                          Name:  Trisha Lowe
                                          Title: Vice President


Acknowledged By:

WELLS FARGO BANK, N.A.
as Master Servicer


By: /S/ AMY DOYLE
    -----------------------------
Name:  Amy Doyle
Title: Vice President



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee on behalf of Thornburg Mortgage Securities Trust 2004-1

By: /S/ JEREMY CONYERS
    ----------------------------
     Name:  Jeremy Conyers
     Title: Associate

                                    EXHIBIT A

                    Modifications to the Servicing Agreement


     1. Unless otherwise specified herein, any provisions of the Servicing Agreement, including definitions relating to (i) Pass-Through Transfers and Whole Loan Transfers and (ii) except with respect to Article III, Closing Date, shall be disregarded for the purposes of this Agreement. Further, the following provisions of the Servicing Agreement shall be inapplicable to this Agreement:
Article II (Conveyance of Mortgage Loans; Possession of Mortgage Files; Books and Records; Custodial Agreement; Delivery of Documents), Section 4.21 (Designation of a Master Servicer) and Section 7.02 (Financial Statements; Servicing Facility).

     2. The definition of "Business Day" in Article 1 is hereby amended as follows:

          BUSINESS DAY: Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota or Iowa are authorized or obligated by law or executive order to be closed.

     3. The definition of "Escrow Account" in Article 1 is hereby amended as follows:

          ESCROW ACCOUNT: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "Wells Fargo Home Mortgage, Inc., as Servicer, in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2004-1.

     4. The definition of "Qualified Substitute Mortgage Loan" in Section 1 is hereby amended by the addition of the following language at the end of the first sentence thereof:

          and (vi) qualify as a Substitute Mortgage Loan under the Pooling and Servicing Agreement.

     5. Article III (Representations and Warranties Remedies and Breach) is hereby amended to change the reference to the word "Purchaser" to the phrase "the Master Servicer, the Trustee and the Trust" in each instance.

     6. Section 4.01 (Company to Act as Servicer) is hereby amended by (i) replacing the first use of the word "Purchaser" in the first sentence of the second paragraph with the word "Trust," (ii) deleting the language "and the Company has obtained the prior written consent of the Purchaser" from the first sentence of the second paragraph, (iii) replacing the word "Purchaser" in the second to last sentence of the second paragraph with the word "Trustee", (iv) deleting the last sentence of the second paragraph and replacing it with, "If reasonably required by the Company, the Master Servicer shall obtain from the Trustee and furnish to the Company any powers of attorney or other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement", and (v) replacing the word "Purchaser" in the last paragraph with the word "Trust."

     7. Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by (i) replacing the word "Purchaser" in the first and last sentences of the first paragraph with the word "Trust" and (ii) deleting the third and fourth paragraphs in their entirety and replacing them with the following:

          Notwithstanding anything to the contrary contained in this Section
          4.02 or in Section 4.16, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Company. Upon completion of the inspection, the Company shall provide the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure without the consent of the Master Servicer. In the event that the environmental inspection report is inconclusive as to whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure without the consent of the Master Servicer. The Company shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

     8. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by deleting the language "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I" in the first paragraph and replacing it with the phrase "in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2004-1."

     9. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting clause (ii) and replacing it with the following:

          to reimburse itself for each unreimbursed Monthly Advance provided, that with respect to any Mortgage Loan the Company's right to reimbursement shall be limited to the funds collected by the Company from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income. The Company's right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust;

     10. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the language "in trust for the Purchaser and/or subsequent purchasers Mortgage Loans, and various Mortgagors T & I" in the first paragraph and replacing it with the phrase "in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2004-1."

     11. Section 4.15 (Maintenance of PMI Policy; Claims) is hereby amended by replacing the word "Purchaser" in the second line of the second paragraph with the phrase "Trustee and the Trust."

     12. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by:

     (i) deleting the first paragraph and replacing it with the following:

          In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust.

     (ii) by replacing the third paragraph of such section (before the amendment made by (ii) above) by the following:

          The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Company determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Company shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

     (iii) replacing the first use of the word "Purchaser" in the first sentence of the fifth paragraph (before the amendment made by (ii) above) with the word "Trust."

     13. Section 5.02 (Statements to Purchaser) is amended by inserting the phrase ", including information as agreed upon by the Company and the Master Servicer, and" after the words "monthly remittance advice."

     14. Section 6.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by (i) adding the phrase "from the Trustee" at the end of the first paragraph, (ii) replacing the first use of the word "Purchaser" in the first sentence of the second paragraph with the word "Trust" and (iii) replacing the second and third uses of the word "Purchaser" in the first sentence of the second paragraph with the word "Trustee."

     15. Section 8.01 (Indemnification; Third Party Claims) is hereby amended by
(i) replacing the word "Purchaser" in the first three sentences with the phrase "Master Servicer, the Trustee and the Trust" in each instance and (ii) replacing the word "Purchaser" in the last sentence with the word "Trust."

     16. Section 8.02 (Merger or Consolidation of the Company) is hereby amended by replacing the word "Purchaser" in the last line of the second paragraph with the phrase "Master Servicer and the Trustee."

     17. Section 8.03 (Limitation on Liability of Company and Others) is hereby amended by (i) replacing the word "Purchaser" on the second line thereof with the phrase "the Master Servicer, the Trustee or the Trust," and (ii) replacing the word "Purchaser" in the last sentence thereof with the word "Trust."

     18. Section 8.04 (Limitation on Resignation and Assignment by Company) is hereby amended by replacing the first use of the word "Purchaser" with the word "Trust".

     19. Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement) is hereby deleted in its entirety.

     20. Section 10.01 (Events of Default) is hereby amended by (i) replacing the first use of the word "Purchaser" in the first paragraph following subsection (ix) with the words "Master Servicer or the Trustee," and (ii) replacing the word "Purchaser" in the second paragraph following subsection (ix) with the words "Master Servicer or the Trustee" in each instance.

     21. Section 11.01 (Termination) is hereby amended by replacing the word "Purchaser" in clause (ii) with the phrase "Trustee (at the direction of the requisite percentage Certificateholders, in accordance with the Pooling and Servicing Agreement), provided such termination is also acceptable to the Master Servicer."

     22. Section 11.02 (Termination Without Cause) is hereby amended by replacing the word "Purchaser" with the word "Trust" in each instance in the second paragraph.

     23. Section 12.01 (Successor to Company) is hereby amended by:

     (i) replacing the words "Prior to" with the word "Upon" in the first line of the first paragraph thereto.

     (ii) changing the word "Purchaser" in the second line of the first paragraph to the word "Master Servicer" and by adding the phrase ", in accordance with the Pooling and Servicing Agreement," after the word "shall" in the second line of the first paragraph thereto.

     (iii) adding the following sentence immediately after the first sentence of the first paragraph:

          Any successor to the Company shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

     (iv) replacing the word "Purchaser" in the last sentence of the first paragraph with the phrase "Master Servicer or the Trustee."

     (v) replacing the word "Purchaser" in the second line of the second paragraph with the phrase "Master Servicer and the Trustee."

     (vi) replacing the word "Purchaser" in the eighth line of the second paragraph with the phrase "Master Servicer, Trustee or Trust."

     (vii) adding the following paragraph after the fourth paragraph thereof:

          Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing due to an Event of Default under Section 10.01, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Mortgage Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Company from its own funds without reimbursement.

     24. Section 12.02 (Amendment) is hereby amended by replacing the word "Purchaser" with the phrase "Master Servicer and acknowledged by the Trustee on behalf of the Trust."

     25. New Section 12.12 (Intended Third Party Beneficiaries) is added to the Servicing Agreement to read as follows:

          Section 12.12. INTENDED THIRD PARTY BENEFICIARIES. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, on behalf of the Trust, receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee, on behalf of the Trust, shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

                                    EXHIBIT B

                               Servicing Agreement

                                   SCHEDULE I

                             Mortgage Loan Schedule

                 (delivered to the Trustee in electronic format)